                                                                  EXHIBIT 10.8.1



                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                           THE CITY OF DOTHAN, ALABAMA

                                       AND

                               ANSELL INCORPORATED

                           Dated as of April 30, 1985

     The interests of The Industrial Development Board of the City of Dothan, Alabama in this Lease Agreement and any rents, revenues and receipts derived by it under this Lease Agreement have been assigned to First Alabama Bank of Dothan.



                                    Prepared By:

                                    Johnston, Wisner & Hinesley, P.C.
                                    209 North Oates Street
                                    Dothan, Alabama 36303

                                LEASE AGREEMENT

                               TABLE OF CONTENTS

               (This Table of Contents is not a part of this Lease Agreement and is only for convenience of reference)


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                               STATEMENT OF FACTS

              Parties .........................................................1
              Recitals ........................................................1

                               STATEMENT OF TERMS

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1   Definitions .....................................................2
Section 1.2   Rules of Construction ...........................................8

                                   ARTICLE II

                            REPRESENTATIONS BY ISSUER

                                   ARTICLE III

                     REPRESENTATIONS AND COVENANTS BY LESSEE

                                   ARTICLE IV

                  DEMISING CLAUSE; ACQUISITION, RENOVATION AND
                 EQUIPPING OF PROJECT; CREATION OF PROJECT FUND

Section 4.1   Demise of the Project ..........................................17
Section 4.2   Issuance of the Bond; Application of Proceeds ..................17
Section 4.3   Disbursements from the Construction Fund .......................20
Section 4.4   Request for Advance--Generally..................................21
Section 4.5   Request for Advance--Final .....................................21
Section 4.6   Conditions Precedent to Disbursements ..........................22
Section 4.7   Authorized Lessee Representative;
              Authorized Issuer Representative ...............................22
Section 4.8   Investment of Construction Fund and Bond Fund Moneys Permitted .23
Section 4.9   Special Arbitrage Covenants ....................................23
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                                       ii

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                                    ARTICLE V

                 EFFECTIVE DATE OF THE LEASE; DURATION OF LEASE
                             TERM; RENTAL PROVISIONS

Section 5.1   Effective Date of this Lease Agreement;
              Duration of Lease Term .........................................24
Section 5.2   Delivery and Acceptance of Possession . ........................24
Section 5.3   Amounts Payable ................................................24
Section 5.4   Place of Rental Payments .......................................24
Section 5.5   Obligations of Lessee Hereunder Unconditional ..................24

                                   ARTICLE VI

                        MAINTENANCE, TAXES AND INSURANCE

Section 6.1   Maintenance and Modification of Project
              by Lessee ......................................................25
Section 6.2   Removal of Equipment ...........................................26
Section 6.3   Taxes, Other Governmental Charges and
              Utility Charges ................................................26
Section 6.4   Insurance Required .............................................27
Section 6.5   Performance by Issuer or Bank ..................................28

                                   ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 7.1   Damage and Destruction .........................................29
Section 7.2   Condemnation ...................................................30

                                  ARTICLE VIII

                                SPECIAL COVENANTS

Section 8.1   No Obligation of the Issuer with
              Respect to Project .............................................32
Section 8.2   Right of Access to the Project .................................32
Section 8.3   Granting of Easements Affecting
              Project Site ...................................................32
Section 8.4   Release and Indemnification
              Covenants ......................................................32
Section 8.5   Financial Statements ...........................................33
Section 8.6   Further Assurances and Corrective
              Instruments ....................................................34
Section 8.7   Tax Exempt Status on the Bond ..................................34
Section 8.8   Payment of Issuer Expenses .....................................34
Section 8.9   Investment Tax Credit ..........................................35
Section 8.10  Registration and Transfer of the Bond ..........................35
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                                      iii


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Section 8.11  Representations and Agreements of
              Lessee and Issuer with Respect to
              Capital Expenditures ...........................................36

                                    ARTICLE IX


                ASSIGNMENT AND SUBLEASING; SELLING; PREPAYMENT;
                          RENT PREPAYMENT AND ABATEMENT


Section 9.1   Assignment and Subleasing ......................................37
Section 9.2   Assignment of Revenues and Lease
              Agreement by Issuer ............................................37
Section 9.3   Restrictions on Sale of Project by
              Issuer .........................................................37
Section 9.4   Redemption of Prepayment of Bond ...............................37
Section 9.5   Prepayment of Rents ............................................38
Section 9.6   References to Bond Ineffective After
              Bond Paid ......................................................38


                                   ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

Section 10.1  Events of Default Defined ......................................38
Section 10.2  Remedies on Default ............................................40
Section 10.3  No Remedy Exclusive ............................................41
Section 10.4  Agreement to Pay Attorneys' Fees and
              Expenses........................................................41
Section 10.5  No Additional Waiver Implied by One
              Waiver .........................................................41
Section 10.6  Waiver of Appraisement and Valuation ...........................41

                                   ARTICLE XI

                       OPTIONS AND OBLIGATIONS OF LESSEE

Section 11.1  General Option to Purchase Project .............................42
Section 11.2  Conveyance on Exercise of Option or
              Obligation to Purchase .........................................42
Section 11.3  Relative Position of Options and
              Lease Assignment ...............................................42
Section 11.4  Determination of Taxability ....................................43
Section 11.5  Release of Unimproved Portion of
              Project Site ...................................................43
Section 11.6  Obligation to Purchase Project .................................43
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                                       iv

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                                  ARTICLE XII

                                 MISCELLANEOUS

Section 12.1  Immunity of Members, Officers and
              Employees Of Issuer ............................................43
Section 12.2  Notices ........................................................44
Section 12.3  Binding Effect .................................................44
Section 12.4  Severability and Governing Law .................................44
Section 12.5  Amendments, Changes and Modifications ..........................45
Section 12.6  Execution Counterparts .........................................45
Section 12.7  Captions .......................................................45
Section 12.8  Net Lease ......................................................45

EXHIBIT A     DESCRIPTION OF PROJECT SITE

EXHIBIT B     DESCRIPTION OF EQUIPMENT
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




      THIS LEASE AGREEMENT is dated as of April 30, 1985, and is between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DOTHAN, ALABAMA (the "Issuer" ), a public corporation, organized pursuant to the laws of the State of Alabama, and ANSELL INCORPORATED, (the "Lessee"), a Delaware corporation.

                               STATEMENT OF FACTS

      The Issuer was created pursuant to Act No. 648 enacted during the 1949 Regular Session of the Alabama Legislature, as amended (appearing as Code of Alabama, 1975, ss. 11-54-80 through ss. 11-54-101) (the "Act"), for the purpose of financing projects which will develop and promote for the public good and general welfare trade, commerce, industry and employment opportunities and will promote the general welfare of the City of Dothan, Alabama (the "City") and the State of Alabama (the "State"). The Act authorizes the Issuer to acquire, improve, enlarge and expand projects for the purpose of promoting industry and trade by inducing manufacturing, industrial, commercial and research enterprises to locate in this State or to enlarge or expand existing enterprises for promoting the use of agricultural products and natural resources of this State, and promoting a sound and proper balance between agriculture, commerce and industry. Any land, building or other improvement thereon and all real and personal properties deemed necessary in connection therewith, which is suitable for use by any industry for manufacturing, processing or assembling of any agricultural or manufactured products and any commercial enterprises in storing, warehousing, distributing or selling products of agriculture, mining or industry qualifies as a project. The Act also authorizes the Issuer to lease to others any or all of such properties. Pursuant to the Act, the Issuer has the power and authority to issue bonds or other evidences of indebtedness in order to fully carry out its purposes.

      The Lessee has requested the Issuer to issue its revenue bond to pay the costs of acquiring, constructing, enlarging and equipping certain real property located at 1500 Industrial Road, Dothan, Alabama (the "Project"), for lease to the Lessee for use as a coal-fired boiler facility.

      After careful study and investigation of the nature of the Lessee's request, the Issuer has determined that the acquisition, renovation, enlarging and equipping of the Project for lease to the Lessee will result in the promotion of the public good and general welfare, trade, commerce, industry and employment opportunities and the promotion of the general welfare of the City and State, and that the Issuer, in issuing its revenue bond to pay the costs of the Project, will be acting in furtherance of the public purposes for which it was created.

      By proper action, the Issuer has authorized the issuance of its $1,590,000 principal amount Industrial Revenue Bond, Series 1985 (Ansell Project #2) (the "Bond").

      In consideration of the foregoing premises and the respective representations and agreements herein contained, the Issuer and the Lessee agree as follows:

                               STATEMENT OF TERMS

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

      Section 1.1. Definitions.

      The "Act" means Act No. 648 enacted during the 1949 Regular Session of the Alabama Legislature, as amended.

      "Additional Bonds" means any Bonds issued pursuant to Section 203 of the Indenture and Section 4.2(h) hereof.

      "Authorized Issuer Representative" means the person designated as Authorized Issuer Representative pursuant to the provisions of Section 4.7 hereof.

      "Authorized Lessee Representative" means the person designated as Authorized Lessee Representative pursuant to the provisions of Section 4.7 hereof, who is that same person or persons designated as "Project Supervisor" for purposes of the Indenture.

      "Bank" means First Alabama Bank of Dothan, a state banking association organized under the laws of the State of Alabama, whose principal office is located in the City of Dothan, Alabama.

      "Base Rate" means the rate of interest designated by the Bank periodically as its base rate. Such rate which is in effect as of the close of business on each business day shall be the effective applicable rate for that day and for any succeeding non-business day.

      "Bond" means The Industrial Development Board of the City of Dothan, Alabama Industrial Revenue Bond, Series 1985 (Ansell Project #2) in the original principal amount of $1,590,000.

      "Bond Counsel" means an attorney or a firm of attorneys with nationally recognized expertise in matters of municipal finance.

      "Bond Fund" means the Bond Fund created in Section 402 of the Indenture.

      "Bondholder" or "holder" or "owner" of the Bond means the Bank and any subsequent registered owner or owners of the Bond.

      "Building" means the buildings, structures and other facilities or improvements forming a part of the Project, as they may at any time exist, including any air conditioning and heating systems (which shall be deemed fixtures), as more particularly described in Exhibit A attached hereto and made a part hereof by reference.

      "Building Value" means the fair rental value of the Building.

      "City" means the City of Dothan, Alabama.

      "Code" means the Internal Revenue Code of 1954, as amended.

      "Completion Date" means the date specified as such in Section 4.2 hereof.

      "Construction Fund" means the fund established pursuant to Section 303 of the Indenture.

      "Costs of the Project" means the payments for the items set forth in
Section 4.3 hereof.

      "Equipment" means all items, if any, of equipment, machinery, apparatus, fittings, furniture, furnishings and personal property of every kind or description whatsoever now or hereafter located on the Project Site (but limited only to those items which were purchased with any of the proceeds of the Bond), together with all substitutions for and replacements of the foregoing (including but not limited to those items of the Equipment more particularly described in Exhibit B, attached hereto and made a part hereof by reference).

      "Equipment Book" means the records of the Lessee which contain a list and description, to the extent reasonable, of all items of property constituting a part of the Equipment as they shall exist at any time.

      "Event of Default" means any of the events specified as such in and defined as such by Section 10.1 hereof.

      "Financing Documents" means this Lease Agreement, the Bond, the Indenture, the Guaranty and the Lease Assignment.

      "Financing Statements" means any Uniform Commercial Code financing statement which may be filed with respect to the security interests granted under this Lease, the Indenture, the Lease Assignment or any other Financing Documents, in such form and with such signatures as may be required by the laws of the applicable jurisdictions.

      "Governing Body" means the directors of the Issuer or the successor to the powers of the directors of the Issuer.

      "Governmental Authority" means the United States, any state of the United States and any county, city or political subdivision thereof and any board, bureau, council, commission, department, agency, court, legislative body or other instrumentality of the United States, any state of the United States or any county, city or political subdivision thereof.

      "Governmental Requirement" means any constitution, law, statute, code, ordinance, resolution, rule, regulation, requirement, directive, judgment, writ, injunction, order, decree or demand of any Governmental Authority.

      "Guaranty" means the Guaranty and Indemnification Agreement, dated as of the date of the Issuance of the Bond, by and between the Lessee and the Bank, guaranteeing to the Bank all payments under this Lease Agreement and the Bond and other amounts specified therein.

      "Guarantor" means any person, firm or corporation that may enter into any Guaranty and Indemnification Agreement guaranteeing the performance of all or any of the agreements of the Lessee under this Lease Agreement, or the payment of the principal of, premium, if any, and interest on the Bond, and their heirs, executors, successors and assigns.

      "Indenture" means the Mortgage, Security Agreement & Indenture of Trust between the Issuer and the bank therein named as Trustee, dated as of the date of issuance of the Bond, and pursuant to which (i) the Bond has been issued and
(ii) the Issuer's interest in this Lease Agreement, the rents and revenues received by the Issuer from the Project and the Project itself are pledged and conveyed as security for any and all payments whatsoever due on the Bond.

      "Independent Counsel" means an attorney duly admitted to practice law before the highest court of any state and not an officer or a full-time employee of the Issuer or the Lessee, but who may be counsel to the Issuer or the Lessee.

      "Issuer" means (i) The Industrial Development Board of the City of Dothan, Alabama and (ii) any public body resulting from or surviving any consolidation or merger to which it or its successors may be a party.

      "Lease," "Lease Agreement" or "this Agreement" means this Lease Agreement.

      "Lease Assignment" means the Collateral Assignment of Leases or Leases and Rents, dated as of the date of the issuance of the Bond, by and between the Issuer and the Bank, assigning the Issuer's interest in this Lease Agreement, and any other leases of the real and personal property covered by this Lease Agreement and related rights, as security for the Bond.

      "Lessee" means Ansell Incorporated, a Delaware corporation, and its successors and assigns (to the extent permitted by this Lease Agreement).

      "Local Facilities" means facilities (A) located within the Territorial Area of the Project and (B) the principal user (within the meaning of Section 103(b)(6) of the Code) of which is or will be the Lessee or any principal user of the Project (within the meaning of Section 103(b)(6) of the Code) or one or more related persons (as defined in Section 103(b)(6)(c) of the Code) of the Lessee or any such principal user of the Project.

      "Net Proceeds", when used with respect to any insurance (including title insurance) or condemnation award, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses (including attorneys' fees and expenses of attorneys) incurred in the collection of such gross proceeds.

      "Permitted Encumbrances" means, as of any particular time: (i) the Lease Agreement, this Indenture and the Financing Statements filed hereunder; (ii) liens for ad valorem taxes permitted to exist as provided in the Lease Agreement and not then delinquent; (iii) utility, access and other easements and rights of way, restrictions and exceptions that are approved in writing by the Bondholder;
(iv) any mechanic's, laborer's, materialmen's, supplier's, or vendor's lien or right of purchase money security interest in respect thereof, if payment is not yet due and payable under the contract in question; (v) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as normally exists with respect to properties similar in character to the Project and as approved in writing by the Bondholder; (vi) The Lease Agreement dated as of September 1, 1965, as recorded in Miscellaneous Book 38, Page 783, in the Probate Office of Houston County, Alabama, and the Supplemental Lease Agreement dated as of March 1, 1966, as recorded in Miscellaneous Book 39, Page 586, in the Probate Office of Houston County, Alabama, between the Industrial Development Board of the City of Dothan, Alabama (the "Board"), and Akwell Industries Incorporated (successor to Universal Compounding Company), which was transferred by instrument of Assignment and Assumption of Lease Agreement dated December 18, 1981 from Akwell Industries, Inc., to Ansell Life Style Industries, Inc., and filed for record on January 5, 1982 at Miscellaneous Book 66, Page 507, in the Office of the Judge of Probate of Houston County, Alabama, (vii) the Mortgage, Indenture and Deed of Trust dated as of September 1, 1965, as recorded in Mortgage Book 520, Page 827, in the Probate Office of Houston County, Alabama, and the Supplemental Indenture dated as of March 1, 1966, as recorded in Mortgage Book 529, Page 639, in the Probate Office of Houston County, Alabama, between the Board and The First National Bank of Dothan, (viii) the Lease Agreement dated as of October 1, 1974, between the Board and Akwell Industries, Incorporated, as amended by Amendment to Lease Agreement dated as of July 9, 1981, which was assigned by instrument of Assignment and Assumption of Lease Agreement dated December 18, 1981 from Akwell Industries, Inc., to Ansell Life Style Industries, Inc. and recorded on January 5, 1982 at Miscellaneous Book 66, Page 511, in the Office of the Judge of Probate of Houston County, Alabama, (ix) subject to utility right of way in deed from Tom L. Murray and Vetta E. Murray dated September 1, 1947, as recorded in Miscellaneous Book 17, Page 351, in the Probate Office of Houston County, Alabama. (x) That certain Lease Agreement by and between the Industrial Development Board of the City of Dothan, Alabama, as Lessee, and Ansell Incorporated, as Lessor, which Lease Agreement is dated July 25, 1984 and which Lease Agreement was filed for record on July 25, 1984 at Miscellaneous Book 73, Page 477, in the Office of the Probate Judge of Houston County, Alabama. (xi) That certain Mortgage, Security Agreement and Indenture of Trust by and between the Industrial Development Board of the City of Dothan, Alabama, as Mortgagor, and First Alabama Bank of Dothan, Dothan, Alabama, as Mortgagee; which Mortgage is dated July 25, 1984 and was filed for record on July 25, 1984 at Mortgage Book 670, Page 479, in the Office of the Probate Judge of Houston County, Alabama, plus right of way. (xii) Subject to Easement granted by The Industrial Development Board of the City of Dothan, Alabama, for Storm Drainage and Sanitary Sewer Line which is recorded in the Office of the Judge of Probate of Houston County, Alabama at Miscellaneous Book 225 on Page 573. (xiii) Subject to Easement granted by Earle Miskell, President of Akwell Industries, Inc. for Storm Drainage and Sanitary Sewer Line which is recorded in the Office of the Judge of Probate of Houston County, Alabama at Miscellaneous Book 225 on Page 567. (xiv) Subject to Easement granted by The Industrial Development Board of the City of Dothan, Alabama, by Harry P. Hall, Chairman, for Storm Drainage and Sanitary Sewer Line which is recorded in the Office of the Judge of Probate of Houston County, Alabama at Miscellaneous Book 205 on Page 367. (xv) Subject to Easement granted by Economy Homes, Inc. for Guy Wire and Anchor Permit which is recorded in the Office of the Judge of Probate of Houston County, Alabama, at Miscellaneous Book 43 on Page 253.

      "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated association or government or any political subdivision thereof or any department or agency thereof.

      "Plans" means the informal plans for acquisition, renovation and equipping of the Project, prepared by the Lessee or its agents, and as further amended from time to time as permitted herein.

      "Principal Project User" means the Lessee, any other principal user (within the meaning of Section 103(b)(6) of the Code) of the Project and any related person (as defined in Section 103(b)(6)(C) of the Code) of the Lessee or any such principal user of the Project.

      "Prior Issues" shall mean the following industrial revenue development bonds: (a) that certain issue dated as of March 1, 1966 and entitled The Industrial Development Board of the City of Dothan, Alabama's $250,000 Industrial Development First Mortgage Revenue Note, Series B (Akwell Project) issued to The First National Bank of Dothan; (b) that certain issue dated as of October 1, 1974 and entitled The Industrial Development Board of the City of Dothan, Alabama's $800,000 First Mortgage Revenue Bond, Series 1974, A-1; and
(c) that certain issue dated July 1, 1984, and entitled The Industrial Development Board of the City of Dothan, Alabama's $2,200,000 Industrial Development Mortgage Revenue Bond, Series 1984 (Ansell Project) issued to First Alabama Bank of Dothan.

      "Project" means the Project Site, the Building and the Equipment constituting the facilities of the Borrower in the City to be financed with Bond proceeds, as more fully described in Exhibit A and Exhibit B hereto.

      "Project Site" means the real estate described in Exhibit A, attached hereto and made a part hereof by reference, and being that same realty referred to in the Indenture as the "Leased Realty" or the "Mortgaged Property".

      "Related Person" means any person who or which is a related person within the meaning of "related person" under Section 103(b)(6)(C) of the Code.

      "Rent" or Rental" means the amount of payment provided in Section 5.3 hereof or elsewhere herein for the full and timely payment of the principal, interest and premium, if any, on the Bond on the proper due dates.

      "Space" means the floor space in the Building measured in square feet and determined both in terms of gross area and in terms of net usable area.

      "State" means the State of Alabama.

      "Substantially Restored" or "Substantially Restore" means replacement, repair, rebuilding or restoration of damaged or destroyed property as specified in Section 7.1 hereof.

      "Survey" means the plat or survey for Angell Incorporated, dated March 18, 1985, and prepared and sealed by Henry Judah of Judah and Associates, Newton, Alabama, Land Surveyors, Registered Land Surveyor No. 9793.

      "Surveyor" means the person duly registered as a land surveyor under the laws of the State of Alabama who prepared and sealed the Survey.

      "Tenant" means any person who at any time uses or occupies any space in the Project under a lease, sublease, usufruct or other agreement for use or occupancy, whether existing on the date of this Lease Agreement or arising after such date and whether written or oral, and each "related person" of such user or occupant, as the term "related person" is used in Section 103(b)(6)(C) of the Code. The term Tenant shall not include the Lessee, any such "related person" of the Lessee, any employee of the Lessee using the Project solely in the course of his or her employment by the Lessee.

      "Tenant Leases" shall mean all leases, subleases, usufructs and other agreements for use or occupancy of any part of the Project, whether existing on the date of this Lease Agreement or arising after such date and whether written or oral. The term Tenant Leases shall not include this Lease Agreement.

      "Term" means the period from the effective date of this Lease Agreement until its termination pursuant to Section 5.1 hereof.

      "Territorial Area of the Project" means the City of Dothan, Alabama.

      "Title Policy" means the mortgagee's policy of title insurance, insuring the Bank, to be issued pursuant to Title Insurance Company of Minnesota commitment for title insurance number P247297, dated April 3, 1985, upon satisfaction of the requirements for issuance set forth in Schedule B thereof, subject only to the exceptions set forth in Schedule B thereof, together with any subsequent endorsements to such policy of title insurance. The title policy shall provide coverage in an amount equal to the original aggregate principal amount of the Bond.

      "Trustee" means the trustee at the time serving as such under the Indenture.

      "Unimproved" when used with reference to the Project Site, means any part or parts of the Project Site upon the surface of which no part of a building or other structure rests.

      Section 1.2. Rules of Construction. (a) "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Lease Agreement and not solely to the particular portion thereof in which any such word is used.

      (b) Words importing the singular number shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.

      (c) All references herein to particular Articles or Sections are references to Articles or Sections of this Lease Agreement, unless otherwise indicated.

      (d) The terms defined in this Article I (except as herein otherwise expressly provide or unless the context otherwise requires) for all purposes of this Lease Agreement shall have the respective meanings specified in this
Article I.

                                   ARTICLE II

                            REPRESENTATIONS BY ISSUER

      The Issuer makes the following representations as the basis for the undertakings on its part herein contained and hereby covenants and agrees:

      (a) The Issuer is a public corporation of the State of Alabama, duly incorporated pursuant to the provisions of the Act.

      (b) Under the provisions of the Act, the Project constitutes a "project" within the meaning of the Act, the Issuer has the power and authority to enter into the transactions contemplated by this Lease Agreement and to carry out its obligations hereunder, including but not limited to all requisite power and authority under the Act (1) to issue, and deliver the Bond as provided herein,
(2) to finance the Costs of the Project, (3) to enter into this Lease Agreement, and (4) to assign this Lease Agreement pursuant to the Lease Assignment and to execute and deliver the Indenture.

      (c) The Governing Body of the Issuer has duly authorized the execution and delivery by the Issuer of this Lease Agreement, the Bond, the Lease Assignment, the Indenture and all other instruments and documents previously or contemporaneously executed and delivered by the Issuer in connection with the Bond.

      (d) By resolution duly adopted on December 11, 1984, the Issuer took affirmative action providing for financing the Project through the issuance of the Bond. Based upon the Lessee's representations, the Issuer has found and does hereby declare that the issuance of the Bond and the use of the proceeds derived from the issuance of the Bond to pay the costs of acquiring, renovating, enlarging and equipping the Project for lease to the Lessee will result in the promotion of the public good and general welfare, trade, commerce, industry and employment opportunities and the promotion of the general welfare and further the use of agricultural products and natural resources of the City and State, and the Issuer, in issuing the Bond, will be acting in furtherance of the public purposes for which it was created.

      (e) The Bond will be payable and bear interest as set forth therein. As security for payment of the principal of, premium, if any, interest on and other amounts payable under the Bond, the Issuer will assign this Lease Agreement to the Bank pursuant to the Lease Assignment and will convey the Project to the Bank pursuant to the Indenture. The Issuer will not otherwise assign this Lease Agreement or pledge any payments under this Lease Agreement or transfer or otherwise dispose of the Project.

      (f) There are no actions, suits, proceedings, inquiries or investigations pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer in any court or before any Governmental Authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the transactions contemplated by this Lease Agreement or which, in any way, would adversely affect the validity or enforceability of the Bond, this Lease Agreement, the Lease Assignment, the Indenture or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

      (g) Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other person, nor any circumstance in connection with the issuance of the Bond is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any Governmental Authority on the part of the Issuer in connection with the execution, delivery, and performance of this Lease Agreement, the Lease Assignment and the Indenture or the issuance of the Bond, other than (i) the filing of the information required by Section 103(l)(2) of the Code (Internal Revenue Service form 8038) and (ii) the recording of the Indenture and the Lease Assignment and the filing of Financing Statements to perfect the security interests created under the Indenture and the Lease Assignment.

      (h) No event has occurred and no condition exists which would constitute an Event of Default as defined in this Lease Agreement or which, with the lapse of time or with the giving of notice or both, would become such an Event of Default.

      (i) Neither the execution and delivery of the Bond, this Lease Agreement, the Indenture and the Lease Assignment, nor the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions of the Bond, the Lease Assignment, the Indenture and this Lease Agreement, will constitute or result in a violation or breach of or default under, or result in the creation of a lien or encumbrance (other than a Permitted

Encumbrance) upon any property of the Issuer under, the provisions of any charter instrument, by-law, indenture, mortgage, deed to secure debt, security agreement, promissory note, lease or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or any license, judgment, decree, law, statute, order, rule or regulation of any court or Governmental Authority having jurisdiction over the Issuer or its activities or properties.

      (j) This Lease Agreement has not been pledged or hypothecated in any manner or for any purpose other than as provided in the Lease Assignment as security for the payment of the Bond.

      (k) Other than the Prior Issues heretofore defined, the Issuer has issued no "obligations" (as that term is used in Section 103(b)(6) of the Code), the proceeds of which have been or will be used with respect to Local Facilities.

      (l) Pursuant to Section 103(k)(2) of the Code, a public hearing (the "Hearing") on issuance of the Bond was held by the City on March 27, 1985. Notice of the Hearing was published in The Dothan Eagle on March 11, 1985. The Mayor of the City of Dothan, Alabama, acting as chief executive officer, following final approval by the Issuer and the Hearing conducted by the City, approved issuance of the Bond on April __, 1985.

      (m) Prior to or concurrently with issuance of the Bond, the Issuer will complete and file the information required by Section 103(l)(2) of the Code (Internal Revenue Service Form 8038).

      (n) No commitment to acquire or purchase any portion of the Project, which will be paid for with proceeds from the sale of the Bond, was made by the Lessee, any Guarantor, or any related person or persons (as defined in Section 103(b) of the Code and regulations thereunder) prior to December 11, 1984.

      (o) The Project is located wholly within the City and will constitute a "project" within the meaning of the Act.

      (p) Prior to issuance of the Bond, the Issuer shall duly elect to have the provisions of Section 103(b)(6)(D) of the Code apply to such issue, and such election shall be made in accordance with the applicable regulations or procedures of the Code.

                                   ARTICLE III

                     REPRESENTATIONS AND COVENANTS BY LESSEE

      The Lessee makes the following representations as the basis for the undertakings on the Lessee's part herein contained and hereby covenants and agrees:

      (a) The Lessee is a corporation organized and existing under the laws of the State of Delaware, and its principal officers are more than twenty-one (21) years of age, are of sound mind and executed and delivered this Lease Agreement and the Guaranty free from duress, coercion or other defenses to the execution thereof, with full authority and power to do so, on behalf of and as and for the official act of the Lessee. The Lessee will not change its principal place of business without first giving the Bank at least sixty (60) days prior written notice of-its new address and county.

      (b) The Lessee has the power and authority to enter into the transactions contemplated by the Financing Documents and has duly executed and delivered this Lease Agreement and the Guaranty.

      (c) Neither the execution and delivery of this Lease Agreement or the Guaranty, nor the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions of this Lease Agreement or the Guaranty, will constitute or result in a violation or breach of or default under, or result in the creation of a lien or encumbrance (other than a Permitted Encumbrance) upon any property of the Lessee under, the provisions of any charter instrument, by-law, indenture, mortgage, deed to secure debt, security agreement, promissory note, lease or other agreement or instrument to which the Lessee is a party or by which the Lessee is bound or any license, judgment, decree, law, statute, order, rule or regulation of any court or Governmental Authority having jurisdiction over the Lessee or the Lessee's activities or properties.

      (d) This Lease Agreement and the Guaranty constitute valid and binding obligations of the Lessee, enforceable in accordance with their terms, except to the extent that enforcement may be limited by bankruptcy, insolvency or other similar laws of general application affecting the rights of creditors or by general principles of equity.

      (e) There are no actions, suits, proceedings, inquiries or investigations pending, or threatened, against or affecting the Lessee in any court or before any Governmental Authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Lessee, or the ability of the Lessee to perform the Lessee's obligations under any of the Financing Documents, or which, in any way, would adversely affect the validity or enforceability of this Lease Agreement, the Guaranty, or any agreement or instrument to which the Lessee is a party and which is used or contemplated hereby or thereby. The Lessee is not in default with respect to any order or decree of any court, Governmental Authority or arbitration board or tribunal.

      (f) No representation or covenant contained in this Lease Agreement or in any schedule, certificate or other report delivered or to be delivered to the Bank pursuant hereto or in connection with the Financing Documents, including, without limitation, any financial statements of the Lessee, contains or shall contain any untrue statement of a material fact as of the date made or omits or shall omit any material fact necessary in order to make any such representation or covenant not misleading in any material respect as of the date made.

      (g) No event has occurred and no condition exists which would constitute an Event of Default as defined in this Lease Agreement or which, with the lapse of time or with the giving of notice or both, would become such an Event of Default.

      (h) The issuance of the Bond by the Issuer has induced the Lessee to lease the Project.

      (i) The Lessee will operate the Project only for purposes permitted by the Act until the Bond is paid and satisfied in full, and its initial intended use is as an office building.

      (j) Ninety percent (90%) or more of the proceeds of the sale of the Bond will be used to pay those items of the Costs of the Project, or portions thereof, which constitute costs of acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of Section 103(b)(6)(A) of the Code. None of the proceeds of the sale of the Bond will be used, directly or indirectly, as working capital (as the term "working capital" is used in Section 21.103-10(b)(1)(ii) of the regulations promulgated under Section 103 of the Code) or to finance inventory.

      (k) Other than the Prior Issues heretofore defined, as of the date of issuance of the Bond, there are not outstanding any bonds or other obligations (as the term "obligations" is used in Section 103(b)(6)(B) of the Code) issued by the Issuer or any other issuer, the proceeds of which were to be used with respect to Local Facilities.

      (l) Other than the Prior Issues heretofore defined, there are no other obligations heretofore issued or to be issued by or on behalf of any state, territory or possession of the United States, or political subdivision of any of the foregoing, or of the District of Columbia, for the benefit of the Lessee or any "related person" within the meaning of Section 103(b)(6)(C) of the Code, which constitute "industrial development bonds" within the meaning of Section 103(b) of the Code and which (i) were or are to be sold at substantially the same time as the Bond, (ii) were or are to be sold at substantially the same interest rate as the interest rate on the Bond, (iii) were or are to be sold pursuant to a common plan of marketing with the marketing plan for the Bond, and (iv) are payable directly or indirectly by the Lessee or from the source from which the Bond is payable.

      (m) No portion of the proceeds of the Bond will be used to provide, and the Project does not include in whole or in part and will not be used in whole or in part as, a private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard, and ice skating), racquet sports facility (including handball or racquetball court), hot tub facility, suntan facility, racetrack or health club facility. No portion of the proceeds of the Bond will be used to provide a facility the primary purpose of which is, and no portion of the Project is for the purpose of or will be used for providing, retail food and beverage services, automobile sales or service, recreations, entertainment, gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises. No portion of the proceeds of the Bond will be used to provide any airplane, sky box or other private luxury box.

      (n) There is no other obligation which has been issued or will be issued by or on behalf of any state, territory or possession of the United States, or any political subdivision of any of the foregoing, or of the District of Columbia, which is issued as part of the issuance of the Bond and the interest on which is excluded from gross income under any provision of law other than
Section 103(b)(6) of the Code.

      (o) The Lessee (i) will not permit the use of proceeds of the Bond, or take or omit to take any other action, or permit any action to be taken, which will cause the interest on the Bond to be or become subject to federal income taxes under the Code, provided that the Lessee shall not have violated this representation if the interest on the Bond becomes taxable to a person who is a "substantial user" of the Project or a "related person" of such substantial user, within the meaning ascribed to those terms in Section 103(b) of the Code, and (ii) will file or cause to be filed with the Internal Revenue Service or any other authorized Governmental Authority any and all statements or other instruments, if any, required under Section 103 of the Code, including the regulations thereunder, so that the interest on the Bond will continue to be excludable from the gross income of the holder of the Bond for federal income tax purposes.

      (p) The average maturity of the Bond does not exceed the average economic life of the components comprising the Project by more than twenty percent (20%), determined pursuant to Section 103(b)(14) of the Code.

      (q) The Project Site is located entirely within the City, and the Building and the Equipment will be located entirely on the Project Site. None of the Equipment shall be removed from the Project Site for any purpose (other than temporary removal for the purpose of making repairs) without the prior written approval of the holder of the Bond.

      (r) With respect to the Project and the acquisition, renovation, enlarging, equipping, use and operation of the Project:

           (i) None of the Costs of the Project to be paid from Bond proceeds were incurred prior to the adoption by the Issuer, on December 11, 1984, of its resolution providing for the financing of the Project through the issuance of the Bond.

           (ii) The Project, as operated for its intended purpose will in all respects conform to and comply with all covenants, conditions, restrictions, and reservations affecting the Project and all Governmental Requirements of Governmental Authorities having jurisdiction over the operation of the Project.

           (iii) To the extent required by applicable Governmental Requirements or any effective restrictive covenant as of the date hereof, the acquisition, renovation, enlarging and equipping of the Project has been approved by all Governmental Authorities or by the beneficiary of any such restrictive covenant, as the case may be.

           (iv) The Lessee has obtained all certificates, licenses, permits, authorizations, consents and approvals from Governmental Authorities required as of the date hereof for the acquisition, renovation, enlarging and equipping of the Project, and all such certificates, licenses, permits, authorizations, consents and approvals are in full force and effect.

           (v) All utility services (including, but not limited to, water, storm and sanitary sewer, gas, electric and telephone facilities) necessary for the use and operation of the Project for its intended purpose are available through public or private easements or rights of way at the boundaries of the Project Site.

           (vi) No part of the Project lies within a "special flood hazard area" as defined and specified by the United States Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973.

           (vii) The Lessee shall not sublease or rent to, or otherwise permit, any Tenant under any Tenant Lease, or under any assignment or sublease under any Tenant Lease, to use or occupy any part of the Building (a) for any purpose other than purposes permitted by the Act or (b) unless the form of lease, identity of tenant, term and rental have been previously approved in writing by the Bank.

           (viii) The Lessee shall at all times use not less than 100% of the Space, and Space having not less than 100% of the Building Value, for use in the active conduct of the Lessee's business. The Lessee shall not sublease or rent to or otherwise permit any Tenant under any Tenant Lease, or under any assignment or sublease under any Tenant Lease, to use or occupy more than eight percent (8%) of the Space or Space having more than eight percent (8%) of the Building Value; provided, however, that the Lessee may permit such Tenant under a Tenant Lease, or under an assignment or sublease under a Tenant Lease, to use or occupy more than eight percent (8%) of the Space or Space having more than eight percent (8%) of the Building Value if the following requirements are complied with prior to entering into any such Tenant Lease:

           (a) The Lessee shall deliver to the Bank a copy of the form of lease (or assignment or sublease) which will be used and such form shall be satisfactory to the Bank. Such Tenant Lease shall require the Tenant to prepare and file or furnish the Borrower with all information necessary to file any supplemental statement required of Principal Project Users by
      Section 1.103-10(b) (2)(vi)(c) of the regulations promulgated under
      Section 103 of the Code in the manner and time required for such filing and shall require that the Tenant furnish the Lessee (which shall furnish the Bank) copies of each such supplemental statement prior to filing. Such Tenant Lease shall also provide, with respect to facilities of which the Tenant or any Related Person of the Tenant is a principal user, certification as to capital expenditures (within the meaning of Section 103(b)(6)(D)(ii) of the Code) during the three years prior to issuance of the Bond, limitations on capital expenditures (within the meaning of Section 103(b)(6)(D)(ii) of the Code) and certification as to any outstanding, and limitations on issuance of, other Section 103 Obligations, all designed so that the $10,000,000 limitation contained in
      Section 103(b)(6)(D) of the Code will not be exceeded by virtue of capital expenditures made or obligations issued with respect to facilities of which the Tenant or any Related Person of the Tenant is a principal user.

           (b) The Borrower shall deliver to the Bank an opinion of Bond Counsel to the effect that the execution, delivery and performance of such Tenant Lease (or assignment or sublease thereunder, as the case may be) will not result in an Event of Taxability (as defined in the Bond).

     (s) Less than twenty-five percent (25%) of the proceeds of the Bond will be used, directly or indirectly, for the acquisition of land (or an interest therein), and no land to be acquired with any proceeds of the Bond will be used for farming purposes.

     (t) Rehabilitation expenditures, if any, with respect to any existing building (and the equipment therefor) which is to be acquired with proceeds of the Bond shall equal or exceed fifteen percent (15%) of the cost of acquiring such building financed with proceeds of the Bond. For this purpose, "rehabilitation expenditures" means, any amount properly chargeable to capital account which is incurred by the person acquiring the building for property (or additions or improvements to property) in connection with the rehabilitation of any such building. In the case of an integrated operation contained in a building before its acquisition, the term "rehabilitation expenditures" includes rehabilitating existing equipment in such building or replacing it with equipment having substantially the same function. All such rehabilitation expenditures shall be incurred not later than two years after the later of the date on which any such existing building is acquired or the date on which the Bond is issued.

                                   ARTICLE IV

                  DEMISING CLAUSE; ACQUISITION, RENOVATION AND
                    EQUIPPING OF PROJECT; DISBURSEMENTS FROM
                                CONSTRUCTION FUND

      Section 4.1. Demise of the Project. The Issuer demises and leases to the Lessee, and the Lessee leases from the Issuer, the Project at the rental set forth in Section 5.3 hereof and in accordance with the provisions of this Lease Agreement, subject only to Permitted Encumbrances.

      Section 4.2. Issuance of the Bond; Application of Proceeds. Contemporaneously with the execution and delivery of this Lease Agreement, the Issuer has issued and delivered the Bond to the Bank, and the Bank has paid therefor a purchase price of $1,590,000. On the terms and conditions of this Lease Agreement, upon receipt of the proceeds from the sale of the Bond the Issuer will deposit the same in the Construction Fund as provided in Section
4.3. The moneys in the Construction Fund shall be used for the acquisition, renovation, enlarging and equipping of the Project. In connection with such acquisition, renovation, enlarging and equipping, the Lessee, as agent for the Issuer, represents and agrees as follows:

      (a) The Lessee shall cause the Project to be acquired and renovated with first-class materials and in a good, substantial and workmanlike manner, subject to the provisions of paragraph (d) below, and Lessee agrees that all plans, specifications and contracts will be approved in writing by the Bank. The Lessee shall also cause the Project to be equipped with the Equipment (if any) described in Exhibit B hereto. The Lessee agrees that the acquisition, renovation, enlarging and equipping of the Project will be completed as promptly as practicable after the issuance of the Bond (but in no event later than December 31, 1986 which shall be the Completion Date) but if such acquisition, renovation, enlarging and equipping is not completed, there shall be no resulting liability on the part of the Issuer and no diminution in or postponenment of the payments required to be made by the Lessee hereunder or under the Guaranty.

      (b) The Lessee shall cause the acquisition, renovation, enlarging and equipping of the Project to comply with all applicable Governmental Requirements. The Lessee shall obtain, or cause to be obtained, and maintain in full force and effect all certificates, licenses, permits, authorizations, consents and approvals from Governmental Authorities required for the acquisition, renovation, enlarging and equipping of the Project. The Lessee shall also obtain, or cause to be obtained, and maintain in full force and effect all certificates, licenses, permits, authorizations, consents and approvals from Governmental Authorities required for the use, occupancy or operation of the Project. The Lessee shall deliver to the Issuer, the Bondholder and the Trustee copies of such certificates, licenses, permits, authorizations, consents and approvals upon written request.

      (c) The Lessee, and to the extent applicable the Issuer, shall comply with restrictive covenants and easements affecting the Project, if any.

      (d) The Lessee shall notify the Bondholder and the Trustee within ten (10) days of the Lessee's discovery or the Lessee's receipt of notification (whichever occurs first) of any material departure from the Plans and, upon demand by the Bondholder, shall correct any and all defects in the Project and any and all material departures from the Plans, except those departures which the Bondholder has approved.

      (e) The Lessee shall purchase on behalf of the Issuer all materials, personal property, fixtures and equipment to be used or incorporated in the renovation, enlarging and equipping of the Project, including the Equipment but excluding any such items purchased by the contractors working on the Project, so that the absolute ownership thereof is vested in the Issuer immediately upon delivery thereof to the Project Site. The Lessee shall cause each contractor working on the Project to purchase all materials, personal property, fixtures and equipment which such contractor purchases for use or incorporation in the renovation and equipping of the Project so that the absolute ownership thereof is vested in such contractor immediately upon delivery thereof to the Project

Site and the absolute ownership thereof will be vested in the Issuer immediately upon payment therefor by the Issuer to the contractor. If required by the Bondholder, the Lessee shall produce and furnish, the contracts, bills of sale, statements, receipted vouchers, or other agreements under which title thereto is acquired by the Lessee on behalf of the Issuer or such contractor, as the case may be. Without limiting the generality of the foregoing, the Lessee expressly covenants and agrees that the Lessee shall not purchase or permit any contractor to purchase any such materials, personal property, fixtures or equipment subject to any security agreement or other agreement or contract under which any person reserves the right to remove or repossess any such materials, personal property, fixtures or equipment.

      (f) As often as the Issuer or the Bondholder may require, the Lessee shall permit an engineer or any other person designated by the Issuer or the Bondholder to enter upon and inspect the Project and all materials to be used in the acquisition, renovation, enlarging and equipping of the Project, to examine all detailed plans and shop drawings which may be kept at the construction site, and to discuss the progress of construction with, and to be advised as to the same by, the Authorized Lessee Representative or any contractor working on the Project. Inspection of the construction by an engineer or any other person so designated shall be for the sole purpose of protecting the security for the Bond, and such inspection is in no way to be construed as a representation that there is compliance with the Plans or that the construction of the Project is free from faulty materials or workmanship.

      (g) In the event of default of any contractor or subcontractor under any contract made by it in connection with the Project, the Issuer, or the Lessee as agent for the Issuer, shall promptly proceed (at Lessee's sole cost and expense) to exhaust all remedies of the Issuer and the Lessee against said contractors and subcontractors or their sureties for the performance of the contract.

      (h) Upon the request of the Lessee, if Lessee is not in default hereunder, the Issuer may issue and sell one or more series of Additional Bonds pursuant to the Indenture to pay the cost of completing the Project, the costs of additions, modifications or improvements to the Project, or the costs of additions, modifications, or improvements to other properties of the Lessee located within the geographical area of operation of the Issuer in Dothan, Alabama as the Lessee may deem necessary or desirable; provided, that: (a) in the opinion of Bond Counsel, which opinion shall be in writing and filed with the Trustee and the Issuer, the interest on such Additional Bonds shall be exempt from federal income tax within the limitations of Section 103(b)(6) of the Code and the regulations thereunder, and the interest on the Bond initially issued as a part of the Financing Documents referenced herein will continue to be exempt from Federal income tax within the limitations of Section 103(b)(6) of the Code and the regulations thereunder, (b) the terms of such Additional Bonds are approved in writing by the Lessee, (c) the Issuer and the Lessee enter into any amendment to this Lease Agreement necessary or desirable in connection with the issuance of such Additional Bonds, and (d) the Issuer complies with all other provisions of Section 203 of the Indenture with respect to the issuance of Additional Bonds.

      Section 4.3. Disbursements from the Construction Fund. Money in the Construction Fund shall be used for the following purposes, which are called Costs of the Project, but for no other purposes:

      (a) Payment or reimbursement of the fees and expenses for recording this Lease Agreement, the Indenture, the Lease Assignment and any other documents or instruments required to be recorded or filed under this Lease Agreement; the fees and expenses for recording or filing any title curative documents and any other documents or instruments that either the Lessee or bond counsel may deem desirable to file for record; the fees and expenses for recording or filing any Financing Statements related to this Lease Agreement, the Indenture or the Lease Assignment; and the premium for the Title Policy.

      (b) Payment or reimbursement of all advances and payments made or costs incurred prior to or after the delivery of this Lease Agreement for expenditures in connection with the following: examining title to the Project, preparation of plans and specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof and including the Plans), acquisition, renovation, enlarging and equipping of the Project, acquisition, construction and installation necessary to provide utility services, all real or personal properties deemed necessary in connection with the Project or any one or more of the foregoing expenditures (including architectural, surveying, engineering and supervisory services with respect to any of the foregoing), and expenses incidental to any one or more of the foregoing, including the premium on any payment or performance bonds.

      (c) Payment or reimbursement of the legal and accounting fees and expenses, financial consultant's fees, financing charges (including underwriting or placement fees) and printing and engraving costs incurred in connection with the authorization, sale and issuance of the Bond and the preparation and review of the documents and instruments executed in connection therewith and in connection with the acquisition, renovation, enlarging and equipping of the Project.

      (d) Payment or reimbursement of the fees, if any, for architectural, surveying, engineering and supervisory services with respect to the Project.

      (e) Payment or reimbursement of the fees, charges and expenses of the Trustee incurred under this Agreement including the initial or acceptance fee of the Trustee.

      (f) Payment or reimbursement of any expense incurred in seeking to enforce any remedy against any supplier, contractor or subcontractor in respect of any default under a contract relating to the Project.

      (g) Payment or reimbursement of any other costs relating to the Project which proceeds of the Bond may be used to pay under the provisions of the Act.

      Section 4.4. Request for Advance -- Generally. The Lessee shall request disbursements under this Lease Agreement, except for the final disbursement, by submitting to the Trustee a written requisition for the disbursement, signed by the Lessee or Authorized Lessee Representative and the Authorized Issuer or Issuer Representative endorsed by the Bondholder, certifying as provided in
Section 303 of the Indenture.

      Section 4.5. Request for Advance -- Final. The Lessee shall request the final disbursement under this Lease Agreement by submitting to the Trustee a requisition for disbursement which shall include the information set forth in
Section 303 of the Indenture plus the following:

      (a) A written requisition for the disbursement, signed by an Authorized Lessee Representative and the Issuer Representative endorsed by the Bondholder, and the certificate required under Section 4.4 of this Lease Agreement and certifying the total amount of the Costs of the Project.

      (b) An additional certificate signed by the Authorized Lessee Representative, certifying that: (i) the acquisition, renovation, enlarging and equipping of the Project has been completed to the satisfaction of the Lessee based upon the Lessee's knowledge at the time; (ii) all other facilities necessary in connection with the Project have been acquired, renovated, and equipped to the satisfaction of the Lessee; and (iii) a permanent certificate of occupancy and all the certificates, licenses, permits, authorizations, consents and approvals required by any Governmental Authority for the occupancy, operation and use of the Project for its intended purpose have been obtained, so that the Project may be fully occupied, operated and used for its intended purpose immediately. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist on the date of such certificate or which may subsequently come into being and is given only for the purpose of complying with this Section this Lease Agreement.

      Section 4.6. Conditions Precedent to Disbursements. In addition to all other requirements for disbursements under this Lease Agreement, the following shall be conditions precedent to the Trustee's obligation to make disbursements:

      (a) The Issuer and the Lessee shall have submitted a requisition complying in form and substance with the requirements of Section 4.4 or, in the case of the final disbursement, Section 4.5, within a reasonable amount of time before the disbursement is to be made.

      (b) The holder of the Bond shall have had the opportunity to inspect the Project and to consult with the Authorized Lessee Representative and the Authorized Issuer Representative or, in the presence of the Authorized Lessee Representative, knowledgeable representatives of any contractors regarding the progress of acquisition, construction and equipping of the Project, and the Trustee shall not make any disbursement if, in the judgment of the holder of the Bond, acquisition, renovation, enlarging or equipping of the Project is not proceeding on schedule; provided, however, that the holder of the Bond shall have no obligation to inspect the Project and no liability or obligation by virtue of any inspection of the Project.

      Section 4.7. Authorized Lessee Representative; Authorized Issuer Representative. Prior to or at the time of the issuance of the Bond, the Lessee shall by a written certificate furnished to the Issuer and the Bank appoint an Authorized Lessee Representative for the purpose of taking all actions and making all certificates required to be taken and made by the Authorized Lessee Representative under the provisions of this Lease Agreement and may appoint an alternate Authorized Lessee Representative to take any such action or make any such certificate if the same is not taken or made by the Authorized Lessee Representative initially appointed. These certificates shall contain the specimen signatures of the appointee and alternate (if any) and shall be furnished to the Issuer and the Bank. In the event any such person, or any successor appointed pursuant to the provisions of this Section, should resign, become unavailable or unable to take any action or make any certificate provided for in this Lease Agreement, another Authorized Lessee Representative or alternate Authorized Lessee Representative shall thereupon be appointed by the Lessee.

      Whenever under the provisions of this Lease Agreement the approval of the Lessee is required or the Issuer or the Bank is required to take some action at the request or direction of the Lessee, such approval or such request or direction shall be made by the Authorized Lessee Representative unless otherwise specified in this Lease Agreement, and the Issuer or the Bank shall be authorized to act and rely upon any such approval, request or direction and the Lessee shall have no complaint or claim of any nature whatsoever against the Issuer or the Bank as a result of any such action or reliance.

      Prior to or at the time of the issuance of the Bond, the Issuer shall by a written certificate furnished to the Lessee and the Bank appoint an Authorized Issuer Representative for the purpose of taking all actions and making all certificates required to be taken and made by the Authorized Issuer Representative under the provisions of this Lease Agreement and may appoint an alternate Authorized Issuer Representative to take any such action or make any such certificate if the same is not taken or made by the Authorized Issuer Representative initially appointed. These certificates shall contain the specimen signatures of the appointee and alternate and shall be furnished to the Lessee and the Bank. In the event any such person, or any successor appointed pursuant to the provisions of this Section, should resign, become unavailable or unable to take any action or make any certificate provided for in this Lease Agreement, another Authorized Issuer Representative or alternate Authorized Issuer Representative shall thereupon be appointed by the Issuer.

      Whenever under the provisions of this Lease Agreement the Authorized Issuer Representative is required to take some action or make a certificate, the Lessee or the Bank shall be authorized to rely upon any such actions or certificates and the Issuer shall have no complaint or claim of any nature whatsoever against the Lessee or the Bank as a result of any action taken in reliance thereon.

      Section 4.8. Investment of Construction Fund and Bond Fund Moneys Permitted. Upon the written request and direction of an Authorized Lessee Representative, any money held as a part of the Construction Fund or the Bond Fund shall be invested or reinvested by the Trustee in Bonds of the United States or in Bonds of the State of Alabama or deposited in a bank on interest or invested or reinvested in other investments approved by the Bank. No investment shall be made which may result in any Bond being considered an "arbitrage bond" within the meaning of Section 103(c) of the Code. The Trustee may make investments through its own bond department.

      Section 4.9. Special Arbitrage Covenants. The Issuer and the Lessee certify each to the other and to and for the benefit of the holder of the Bond that none of the proceeds from the issue of the Bond will be invested or otherwise used in any manner which would result in the Bond being classified as an arbitrage bond within the meaning of Section 103(c)(2) of the Code and any regulations proposed or promulgated thereunder. Pursuant to such certification, the Issuer and the Lessee jointly and severally obligate themselves to comply throughout the term of the Bond with the requirements of Section 103(c) of the Code, and any regulations proposed or promulgated from time to time thereunder, so that the Bond shall not be classified as an arbitrage bond.

                                    ARTICLE V

                    EFFECTIVE DATE OF THIS LEASE; DURATION OF
                          LEASE TERM; RENTAL PROVISIONS

      Section 5.1. Effective Date of this Lease Agreement; Duration of Lease Term. This Lease Agreement shall become effective on its delivery, and, subject to the provisions of this Lease Agreement (including particularly Articles X and XI hereof), shall expire on the date when the final payment on the Bond is due, or if the Bond and all payments hereunder have not been fully paid then on such date as such payment or provisions for such payment shall have been made.

      Section 5.2. Delivery and Acceptance of Possession. The Issuer hereby delivers to the Lessee possession of the Project as it exists on the date this Lease Agreement is executed by the Lessee (subject to the provisions of Section
8.2 and Article X hereof) and the Lessee hereby accepts possession of the Project as it exists on the date this Lease Agreement is executed by the Lessee. The Issuer will not take any action, other than pursuant to Article X of this Lease, to prevent the Lessee from having quiet and peaceful possession and enjoyment of the Project during the Term and will, at the request of the Lessee and at the cost of the Lessee, cooperate with the Lessee in order that the Lessee may have quiet and peaceful possession and enjoyment of the Project.

      Section 5.3. Amounts Payable. At least one day before the date when each payment on the Bond is due, the Lessee shall pay to the Trustee for the account of the Issuer, as rent for the Project, a sum equal to the amount due on the Bond, whether as principal, premium, interest or otherwise.

      Each rental payment under this Section shall at all times be sufficient to pay the total amount of principal, interest on, premium, if any, and other amounts payable under the Bond on the date of each such payment.

      If the Lessee fails to make the payments required in this Section within ten (10) days of the date due, the item or installment so in default shall continue as an obligation of the Lessee until the amount in default shall have been fully paid, and the Lessee shall pay the same with a late charge in the amount of two percent (2%) of the overdue payment.

      Section 5.4. Place of Rental Payments. The rental payments required to be made under Section 5.3 hereof shall be paid directly to the Trustee, at its principal office, in lawful money of the United States of America in immediately available funds, for the account of the Issuer.

      Section 5.5. Obligations of Lessee Hereunder Unconditional. The obligations of the Lessee to make the payments required under Section 5.3 hereof and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional and shall not be subject to diminution by set-off, counterclaim, abatement or otherwise, and during the Term the Lessee (i) will not suspend or discontinue, or permit the suspension or discontinuance of, any payments provided for in
Section 5.3 hereof, (ii) will perform and observe all of its other agreements contained in this Lease Agreement, and (iii) will not terminate this Lease Agreement for any cause including, without limiting the generality of the foregoing, impossibility or illegality of performance on the part of the Issuer or the Trustee of any of the obligations of the Issuer and the Trustee or either of them under or in connection with the Bond or any of the Financing Documents, failure to acquire, renovate, enlarge and equip the Project whether on account of the abandonment of the Project or any curtailment or cessation of the operation of the Project or any failure or inability of the Lessee to operate or utilize the Project, force majeure, any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, sale, loss, destruction or condemnation of or damage to the Project, commercial frustration of purpose, any change in the tax or other laws or administrative rulings of or administrative actions by any Governmental Authority, or any failure of the Issuer or the Trustee to perform and observe any agreement, whether expressed or implied, or any duty, liability or obligation arising out of or connected with this Lease Agreement.

                                   ARTICLE VI

                        MAINTENANCE, TAXES AND INSURANCE

      Section 6.1. Maintenance and Modification of Project by Lessee. The Lessee shall, at its own expense, (i) keep the Project in safe condition, and (ii) keep the Project in good repair and operating condition, making from time to time all necessary repairs thereto and renewals and replacements thereof, all of which shall become a part of the Project and shall be included under this Lease Agreement and the Indenture to the same extent as if originally included hereunder and thereunder.

      The Lessee shall promptly report to the Trustee and the Issuer any replacements of any part of the Project and shall at all times keep and maintain the Equipment Book. The Lessee shall deliver the Equipment Book, or a certified copy thereof, to the Bank within a reasonable time after written request therefor by the Issuer or the Bank.

      The Issuer shall not be under any obligation to renew, repair or replace any inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary part of the Project.

      Section 6.2. Removal of Equipment. The Lessee may remove or permit the removal of any part of the Project without the prior written consent of the Issuer or the Trustee, however, as long as the Equipment will be replaced with new Equipment, and the new Equipment will be acquired in such a manner that no purchase money security interest will be granted in it and no other security interest will be granted which would take priority over the security interest granted under the Indenture. This Section shall be in addition to and shall in no way limit the provisions of Section 604 of the Indenture.

      Section 6.3. Taxes, Other Governmental Charges and Utility Charges. The Lessee will promptly pay, as the same become due, all utility charges and all taxes, assessments, and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied upon or with respect to the Project or the Specified Payment Sources (defined in the Bond) including all ad valorem taxes lawfully assessed upon the Project, all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project, and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by or result in a lien on the Project; provided, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Lessee shall be obligated to pay only such installments as are required to be paid during the Term.

      The Lessee may in good faith contest any such taxes, assessments and other charges, at the Lessee's expense and in the Lessee's name or, if required by law, in the name of the Issuer. In the event of any such contest, the Lessee may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, provided that the Lessee furnishes the Issuer and the Trustee with an opinion of Independent Counsel, to the effect that by nonpayment of any such items the security afforded pursuant to the terms of the Lease Assignment or the Indenture will not be materially endangered or the Project nor will any part of the Project be subject to loss or forfeiture. Otherwise such taxes, assessments or charges shall be paid forthwith. The Issuer at the expense of the Lessee will cooperate fully with the Lessee in any such contest. Notwithstanding the foregoing, however, the Lessee shall pay all taxes, assessments and other charges which may be subject to any contest or any appeal therefrom on or before the date when payment is required by law, so that, if required by law, payment shall be made prior to the commencement, during, or prior to or upon the conclusion of any contest or appeal.

      The Lessee may at its own expense and in its own name and behalf apply for any tax exemption allowed by the State of Alabama or any political or taxing subdivision thereof under any existing or future provision of law which grants or may grant any such tax exemption.

      Section 6.4. Insurance Required. Throughout the Term, the Lessee shall keep the Project continuously insured against such risks as are customarily insured against with respect to property similar to the Project by businesses of like size and type (other than business interruption insurance), paying as the same become due all premiums in respect thereto, including but not necessarily limited to:

           (a) Insurance Protection for direct and indirect damage or loss to the Project by reason of fire, smoke, tornado, ice, wind, lightning, water, explosion, riot, vandalism, malicious mischief, and any other casualty against which the Issuer or the Trustee requires insurance, in an amount at all times equal to one hundred percent (100%) of the actual cash value of the Project. The insurance required by this subsection may contain a deductible provision of not in excess of $1,000 direct damage applicable to each separate instance of loss or damage insured against.

           (b) General public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Project and the adjoining streets, sidewalks and passageways, such insurance to afford protection under a combined single limits policy of not less than $1,000,000 with respect to bodily injury and property damage to all persons, in any one occurrence. Such policies may provide for self-insurance of the Lessee to the extent of $1,000 with respect to all claims insured against arising from any single occurrence. Such self-insurance may, at the Lessee's option, be taken directly as a deductible amount or indirectly under any type of retrospective rating arrangement between the Lessee and such insurer as it may select.

           (c) During construction and if required by the Trustee or the Bank, all-risk builders' risk extended coverage insurance on a completed value, non-reporting form, with limits not less than the total amount to be paid under any construction contract, which policy shall not contain any provision terminating its coverage upon occupancy of any part of the Building. The insurance required by this subsection shall provide protection for direct and indirect damage or loss to the Project from the risks named in subsection (a) of this Section and from flood, earthquake, collapse, collision and theft.

           (d) Workers' Compensation insurance as required by law.

           The Net Proceeds of the insurance carried pursuant to the provisions of this Section shall be applied as follows: (i) the Net Proceeds of the insurance required by subsections (a) and (c) shall be applied as provided in Section 7.1 hereof; and (ii) the Net Proceeds of the insurance required by subsections (b) and (d) shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds have been or are to be paid.

      Each policy required by this Section: (i) shall be issued by a generally recognized and responsible insurer selected by the Lessee authorized to issue such coverage, under the form of policy provided, in accordance with the laws of the State of Alabama; (ii) shall name the Trustee, the Bank and the Issuer as insured parties (the Trustee, the Bank and the Issuer each being called, in this Section, an "Additional Insured"); (iii) shall provide that the policy cannot be cancelled as to each Additional Insured except after the insurer gives each Additional Insured thirty (30) days written notice of cancellation; (iv) shall provide that the policy cannot lapse if it is not, renewed for any reason except after the insurer gives each Additional Insured thirty (30) days written notice of the non-renewal; (v) shall provide that no material change in the coverage provided by the policy shall be effective except after the insurer gives each Additional Insured thirty (30) days written notice of the change; (vi) shall state that notice of any claim against any Additional Insured shall be deemed to have occurred only when an officer or authorized agent of the Additional Insured has received actual notice, and has actual knowledge, of the claim; and (vii) shall not be subject to invalidation as to any Additional Insured by reason of any act or omission of the Lessee and shall not be subject to invalidation as to the Lessee by reason of any act or omission of any Additional Insured.

      The Lessee shall not procure or maintain in force any insurance policy which might have the effect of reducing the loss payable under any policy required pursuant to this Section. The insurance herein required may be contained in blanket policies now or hereafter maintained by the Lessee.

      Immediately upon the issuance of each policy required under this Section, the Lessee shall deliver a duplicate original policy or certificate of insurance to the Trustee. The Lessee shall renew each policy on or before the date specified therein for renewal and shall within ten (10) days of such renewal deliver to the Trustee a duplicate original renewal policy, endorsement or certificate of insurance evidencing such renewal.

      Upon request by the Trustee, the Lessee shall execute a separate instrument to assign to the Bank, as collateral for the Bond, all policies of insurance required under this Section.

      Section 6.5. Performance by Issuer, the Trustee or the Bank. If the Lessee shall fail to perform any of its duties or obligations under this Lease Agreement (including, without limitation, Sections 6.1, 6.3 and 6.4) or shall fail to comply with any provision of this Lease Agreement (including, without limitation, Section 6.1, 6.3 and 6.4), the Issuer, the Trustee or the Bank may (but shall be under no obligation to) pay all amounts, or take any action, required to perform any of such duties or obligations or to comply with any provisions of this Lease Agreement (including, without limitation, paying for or performing required repairs, paying taxes, assessments and other governmental charges, and obtaining any required insurance policy). All amounts so advanced by the Issuer, the Trustee or the Bank, and all expenses incurred by the Issuer, the Trustee or the Bank in taking any such action, shall be additional obligations of the Lessee to the party making the advance or incurring the expense, payable upon demand with interest at the rate which is two percent (2%) per annum more than the Base Rate.

                                   ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

      Section 7.1. Damage and Destruction. If prior to payment in full of the Bond the Project is damaged by fire or other casualty to such extent that the claim for loss (including any deductible amount pertaining thereto) resulting from such damage is not greater than the amount of the deductible under the insurance policy required by Section 6.4(a), the Lessee shall be obligated to continue to pay the amounts required to be paid pursuant to Section 5.3 hereof. In the event of such damage or destruction, the Lessee shall proceed promptly to and shall Substantially Restore the property damaged or destroyed.

      If prior to payment in full of the Bond the Project is destroyed or is damaged by fire or other casualty to such extent that the claim for loss (including any deductible amount pertaining thereto) resulting from such destruction or damage is in excess of the amount of the deductible under the insurance policy required by Section 6.4(a), the Lessee shall be obligated to continue to pay the amounts required to be paid pursuant to Section 5.3 hereof. In the event of such damage or destruction, the Lessee shall promptly give written notice thereof to the Trustee, and all Net Proceeds of insurance resulting from claims for such losses shall be paid to and held in the Bond Fund by the Trustee and shall be invested in securities of the type referred to in
Section 4.11 hereof. if within thirty (30) days after such damage or destruction the Lessee exercises its option to purchase the Project pursuant to Section 11.1 of this Agreement, the Trustee shall apply the Net Proceeds to the purchase price payable by the Lessee at the closing of the Lessee's purchase of the Project. Otherwise, the Lessee shall proceed promptly to, and shall, substantially restore the property damaged or destroyed, and the Trustee shall apply the Net Proceeds of insurance received by it to payment of the costs for such replacement, repair, rebuilding or restoration as may be required for the property damaged or destroyed to be Substantially Restored, either on completion thereof or as the work progresses, as directed by the Lessee and the Issuer. Each such direction of the Lessee and the Issuer shall, be accompanied by a requisition, in form acceptable to the Trustee, signed by the Authorized Lessee Representative and the Authorized Issuer Representative and approved by the Bondholder, certifying, as to the replacement, repair, rebuilding or restoration and as to the Net Proceeds of insurance held by the Trustee, to the same effect as the certificate of the Authorized Lessee Representative and the Authorized Issuer Representative required for disbursements from the Construction Fund is required to certify as to the Construction Fund. The Trustee may conclusively rely upon such direction of the Lessee and the Issuer and shall have no liability or responsibility for payments made pursuant to this Section in reliance thereon. If such Net Proceeds are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Lessee shall nonetheless complete the work thereof and shall pay that portion of the cost thereof in excess of the amount of Net Proceeds. The Lessee shall not, by reason of the payment of such excess costs, be entitled to any reimbursement from the Issuer or the Trustee or any abatement, dimunition or postponement of the amounts payable under Section 5.3 hereof.

      Any balance of Net Proceeds remaining after payment of all costs of replacement, repair, rebuilding or restoration required to Substantially Restore the property damaged or destroyed shall be paid to the Trustee and applied to prepay the principal balance on the Bond by reducing the principal portion of payments thereon in the inverse order of their due dates. If payment in full of the Bond has been made, all Net Proceeds shall be paid to the Lessee.

      For purposes of this Lease Agreement, property damaged or destroyed shall be considered "Substantially Restored" if, within four (4) consecutive months after the date of damage or destruction, it is in substantially the same condition as existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Lessee, subject to approval by the Trustee, and as (A) will not impair operating unity or productive capacity of the Project and (B) will not change the character of the Project to such an extent that the Issuer would not be permitted to own, finance or lease the Project under the Act. The action required to "Substantially Restore" the property damaged or destroyed shall be the action required for the Project to be Substantially Restored.

      Section 7.2. Condemnation. If the title in and to, or the temporary use of, the Project shall be taken under the exercise of the power of eminent domain by any Governmental Authority or by any person acting under governmental authority, the Lessee shall be obligated to continue to pay the amounts required to be paid pursuant to Section 5.3 hereof. The Lessee shall pay to the Trustee the Net Proceeds received by the Lessee from any award made in any such eminent domain proceeding. The Issuer shall pay to the Trustee the Net Proceeds received by the Issuer. Unless the Lessee exercises its option to purchase the Project pursuant to Section 11.1 hereof within thirty (30) days from the date of entry of a final order in the eminent domain proceeding granting such condemnation, the Trustee shall apply the Net Proceeds which it receives in one or more of the following ways, as it shall deem desirable:

         (a) the restoration of the Project to substantially the same condition as existed immediately prior to the acquisition of title by the person exercising the power of eminent domain;

         (b) the acquisition, by construction or otherwise, of other improvements suitable for the Lessee's operations of the Project and which (A) will not impair operating unity or productive capacity of the Project and (B) will not change the character of the Project to such an extent that the Issuer would not be permitted to own, finance or lease the Project under the Act; provided, that such improvements will be acquired subject to no liens, security interests or encumbrances prior to the lien and security interests afforded by the Lease Assignment and the Indenture, other than Permitted Encumbrances; or

         (c) payment to the Trustee to prepay the principal balance on the Bond by reducing the principal portion of payments thereon in the inverse order of their due dates and requiring the Lessee to pay any principal balance left due and owing plus accrued interest thereon as a mandatory repayment of the Bond, or, if the payment in full of the Bond has been made, payment to the Lessee.

In the event that the Lessee exercises its option to purchase the Project pursuant to Section 11.1 hereof within thirty (30) days following the entry of a final order in any such eminent domain proceeding granting such condemnation and thereafter purchases the Project pursuant to Article XI hereof, the Bank shall apply the Net Proceeds which it receives from any award made in any such eminent domain proceeding to the purchase price payable by the Lessee at the closing of the Lessee's purchase of the Project.

If the Trustee elects a restoration under paragraph (a) or the acquisition of improvements under paragraph (b), the Lessee shall direct such restoration or acquisition and such direction shall be accompanied by a certificate of the Authorized Lessee Representative and the Authorized Issuer Representative and endorsed by the Bondholder, in form acceptable to the Trustee, as to such restoration or acquisition and as to the Net

Proceeds of such condemnation award, and from time to time the Lessee and the Issuer may direct that the Trustee apply the Net Proceeds toward such restoration or such acquisition, as the case may be, as costs of the restoration or acquisition are incurred, provided that each such direction by the Lessee and the Issuer will be accompanied by a current certificate of the Authorized Lessee Representative and the Authorized Issuer Representative and endorsed by the Bondholder, in form acceptable to the Trustee as to such restoration or acquisition and as to the Net Proceeds of such condemnation award. The Trustee may conclusively rely upon any such directions and shall have no liability for payments made pursuant to this Section in reliance thereon.

The Issuer shall cooperate fully with the Lessee in the handling and conduct of any prospective or pending eminent domain proceeding with respect to the Project. In no event will the Issuer or the Lessee voluntarily settle, or consent to the settlement of, any prospective or pending eminent domain proceeding with respect to the Project or any part of the Project without the prior written consent of the other and of the Trustee.

                                  ARTICLE VIII

                                SPECIAL COVENANTS

      Section 8.1. No Obligation of the Issuer with Respect to Project. The Issuer has, and shall have, no obligation or duty to supervise, inspect or otherwise observe the Project.

      Section 8.2. Right of Access to the Project. In addition to the rights granted under Section 4.2 hereof, the Issuer, the Trustee and the duly authorized agents of either or both of them shall have such rights of access to the Project as may be reasonably necessary to cause to be completed and acquisition provided for in Section 4.2 hereof and thereafter for the proper maintenance of the Project in the event of failure by the Lessee to perform its obligations under Section 6.1 hereof.

      Section 8.3. Granting of Easements Affecting Project Site. The Lessee may at any time or times, but only with written approval of the Bondholder, grant easements, licenses, rights of way, and other rights or privileges with respect to the Project Site, provided such grant or conveyance will not impair the effective use of the Project, will not interfere with the operation of the Project, will not reduce the value of the Project, and will be subordinate and inferior to the Indenture and the Lease Assignment.

      Section 8.4. Release and Indemnification Covenants. The Lessee releases the Issuer, the Trustee and the Bank from, covenants and agrees that the Issuer, the Trustee and the Bank shall not be liable for, and shall indemnify and save the

Issuer, the Trustee and the Bank harmless from and against all claims by or on behalf of any person arising from: (i) the conduct or management of, or from any work or thing done in or on, the Project during the Term; (ii) any condition of the Project caused by the Lessee; (iii) any breach or default on the part of the Lessee in the performance of any of its obligations under this Lease Agreement;
(iv) any act of negligence of the Lessee or of any agents, contractors, servants, employees or licensees of the Lessee; and (v) any loss or damage to property or any injury to or death of any persons occurring on or about or resulting from any defect in the Project. The Lessee shall also indemnify and save the Issuer, the Trustee and the Bank harmless from and against all costs and expenses incurred in or in connection with any action or proceeding brought on any of the matters against which the Lessee has indemnified them under this Section, and, upon notice from the Issuer, the Trustee or the Bank, the Lessee shall defend them or either of them in any such action or proceeding. The foregoing indemnity shall be effective only to the extent of any loss sustained by the Issuer, the Trustee or the Bank in excess of the Net Proceeds received by the Issuer, the Trustee or the Bank, as the case may be, from any insurance carried with respect to the loss sustained and shall not be effective for damages that result from gross negligence or willful misconduct on the part of the Issuer, the Trustee or the Bank; provided, however, that the negligence or misconduct of one indemnified party shall not affect the indemnification of the other party. Notwithstanding anything in this Lease Agreement to the contrary, the indemnification agreements contained in this Section shall not be effective against liability for damage arising out of bodily injury to persons or damage to property caused by or resulting from the sole negligence of the Issuer, the Trustee or the Bank, as the case may be.

      Section 8.5. Financial Statements. The Lessee shall furnish to the
Trustee:

         (a) As soon as practicable after the end of each calendar year, and in any event within ninety (90) days thereafter, duplicate copies of a balance sheet and statement of income for the Lessee in the form then currently used by the Trustee and such other financial information (including copies of federal and state income tax returns as filed) as the Trustee may reasonably request; and

         (b) promptly upon receipt thereof, one copy of an annual audited financial report submitted to the Lessee by independent accountants in connection with an annual audit made by them on the books of the Lessee.

Each balance sheet and statement of income shall be in reasonable detail, satisfactory in scope to the Trustee and certified as accurate and complete by the Lessee and any accountant or agent who prepared them or assisted in preparing them.

      Section 8.6. Further Assurances and Corrective Instruments. The Issuer and the Lessee shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project or for carrying out the intention of or facilitating the performance of this Lease Agreement. The Lessee shall also, from time to time upon request by the Issuer, the Trustee or the Bank, make, execute and deliver or cause to be made, executed and delivered any and all other and further instruments, documents, certificates, agreements, financing statements, letters, representations and other writings which may be necessary or desirable, in the opinion of the Issuer, the Trustee or the Bank, in order to effectuate, complete, correct, perfect or continue and preserve the obligations of the Lessee under any of the Financing Documents.

      Section 8.7. Tax Exempt Status of the Bond. The Lessee shall use ninety percent (90%) or more of the proceeds derived from the sale of the Bond to pay those items of the Costs of the Project, or portions thereof, which constitute costs of acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of Section 103(b)(6)(A) of the Code.

      The Lessee will not permit the use of the proceeds of the Bond in a manner, or take or omit to take any other action, or permit any action to be taken, which will cause the interest on the Bond to become subject to federal income taxes under the Code, provided, that the Lessee shall not have violated this covenant if the interest on the Bond becomes taxable to a person who is a "substantial user" of the Project or a "related person". The terms "substantial user" and "related person" as used in this Section shall have the meaning ascribed to them in Section 103(b) of the Code. The Lessee will file or cause to be filed with the Internal Revenue Service or any other authorized governmental agency any and all statements or other instruments, if any, required under
Section 103 of the Code, including the regulations thereunder, so that the interest on the Bond will continue to be excludable from the gross income of the holder of the Bond for federal income tax purposes.

      Section 8.8. Payment of Issuer Expenses. Anything herein to the contrary notwithstanding, the Lessee covenants to pay any expenses not specifically mentioned herein which are incurred by the Issuer in connection with the Project or any of the Financing Documents, and which are not payable from the Construction Fund pursuant to Section 4.4 hereof.

      Section 8.9. Investment Tax Credit. The Issuer covenants and agrees that any investment tax credit with respect to any part of the Project shall be made available to the Lessee and the Issuer will fully cooperate with the Lessee in any effort by the Lessee to avail the Lessee of any such investment tax credit, but the Issuer shall have no responsibility or liability for failure of the Lessee to receive any such investment tax credit.

      Section 8.10. Registration and Transfer of the Bond. The Bond shall be registered as to both principal and interest. The Bond Registrar, as defined in the Indenture, shall keep registers for registration and transfer of the Bond. The registration books shall list the names and addresses of each holder of the Bond as specified by each such holder in writing (delivered to the Bond Registrar) upon acquisition of its Bond and from time to time thereafter.

      Transfer of the Bond shall as provided herein and in Section 210 of the Indenture be made only upon surrender thereof at the principal office of the Bond Registrar by the registered owner in person or by his attorney duly authorized in writing together with a written instrument of transfer in form reasonably satisfactory to the Issuer and the Trustee, duly executed by the registered owner or his attorney duly authorized in writing.

      The Issuer and Bond Registrar may deem and treat the registered holder of the Bond as the absolute owner of the Bond for the purpose of receiving payment of or on account of principal thereof and interest due thereon and for all other purposes whatsoever, and the Issuer and the Bond Registrar shall not be affected by any notice to the contrary.

      Upon surrender for transfer of the Bond at the principal office of the Bond Registrar, the Bond Registrar shall either reissue the Bond to the transferee or transferees or shall execute and deliver to the transferee or transferees in exchange for the Bond a new registered Bond without coupons in the same principal amount.

      The holder of the Bond shall pay any tax or other governmental charge required to be paid with respect to any transfer of the Bond.

      If any holder of the Bond sells, transfers, assigns or otherwise disposes of any interest in the Bond, such sale, transfer, assignment orother disposition (hereinafter generally referred to as a "transfer"): (i) shall be recorded reflecting the ownership of the transferee on the books of the holder; (ii) the holder shall receive the interest or principal payments with respect to the transferee's interest in the Bond as agent for the transferee; and (iii) any transfer of the transferee's interest must be recorded on the books of the holder in a book entry system.

      Section 8.11. Representations and Agreements of Lessee and Issuer with Respect to Capital Expenditures. The Issuer is issuing the Bond pursuant to an election made by it (prior to issuance of the Bond) under Section 103(b)(6)(D) of the Code. It is the intention of the parties hereto that the interest on the Bond be and remain free from federal income taxation, and, to that end, the Lessee and the Issuer represent and agree with each other as follows:

         (a) The Lessee represents that the sum of (i) the aggregate principal amount of the Bond being issued plus (ii) capital expenditures made during the three year period immediately preceding the issuance and delivery of the Bond (other than those mentioned in Section 103(b)(6)(F) of the Code) with respect to Local Facilities does not exceed $10,000,000.

         (b) During the three-year period immediately following the date of the issuance and delivery of the Bond, the Lessee shall not make or cause or permit to be made any capital expenditures (other than those mentioned in section 103(b)(6)(F) of the Code) with respect to Local Facilities which would cause the interest payable on the Bond to be or become subject to federal income taxation.

         (c) Within ninety (90) days after the first three anniversary dates of the issuance and delivery of the Bond, the Lessee shall furnish to the holder of the Bond a certificate of an independent certified public accountant (or firm thereof) stating that, during the period beginning three years prior to the date of issuance and delivery of the Bond and extending through the applicable date such certificate is to cover, capital expenditures (including as capital expenditures for this purpose the original principal amount of the Bond) in excess of $10,000,000 (or any such larger amount as may at the time be permitted by law) have not been paid or incurred with respect to Local Facilities. Each such certificate shall list and describe by date, payee and purpose all such capital expenditures paid or incurred since the period covered by the preceding such certificate or, in the case of the first such certificate, since the date of issuance of the Bond.

         (d) The Issuer and the Lessee shall fully comply, during the term of this Lease Agreement, with all rules, rulings, and regulations promulgated by the Department of the Treasury or the Internal Revenue Service with respect to bonds issued under Section 103(b)(6)(D) of the Code so as to maintain the tax-exempt status of the interest payable on the Bond. Without limiting the generality of the foregoing, the Lessee shall file, and shall cause each Principal Project User to file, a copy of the Issuer's election to have Section 103(b)(6)(D) apply to the Bond with the Lessee's or such Principal Project User's (as the case may be) federal income tax return for the fiscal year which includes the date of issuance of the Bond, and the Lessee shall file, and shall cause each Principal Project user to file, all supplemental statements listing capital expenditures when and as required by the regulations promulgated under Section 103 of the Code.

                                   ARTICLE IX

                 ASSIGNMENT AND SUBLEASING; SELLING; PREPAYMENT;
                          RENT PREPAYMENT AND ABATEMENT

      Section 9.1. Assignment and Subleasing. The Lessee shall not assign this Lease or sublease the Project, as a whole or in part, without obtaining the prior written consent of the Issuer, the Trustee and the Bondholder.

      Section 9.2. Assignment of Revenues and Lease Agreement by Issuer. This Lease Agreement and all rents, revenues and receipts derived by the Issuer under this Lease Agreement, including but not limited to all payments required under
Section 5.3 hereof, are assigned to the Trustee pursuant to the Lease Assignment as security for payment of the principal of, premium, if any, interest on and other amounts payable under the Bond. The Lessee assents to such assignment and further agrees to assign all rents and revenues derived by Lessee under any and all subleases of the Project, and hereby agrees that, as to the Trustee, the Lessee's obligation to make such payments shall be absolute and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Issuer of any obligation to the Lessee, whether hereunder or otherwise. The Issuer hereby directs the Lessee, and the Lessee hereby agrees, to pay to the Trustee all amounts payable to the Issuer pursuant to this Lease Agreement, other than amounts paid on account of or to reimburse the Issuer for expenses of the Issuer which the Lessee is required to pay and other than amounts to be paid the Issuer as indemnification.

      Section 9.3. Restrictions on Sale of Project by Issuer. The Issuer shall not sell, convey, assign, transfer, mortgage, encumber or otherwise dispose of any part of the Project during the Term, without obtaining the prior written consent of the Trustee, the Lessee and the Bondholder.

      Section 9.4. Redemption or Prepayment of Bond. If no Event of Default exists, the Issuer, upon receipt of written notice from the Lessee and the Trustee directing prepayment of the Bond in accordance with the provisions of the Bond, shall forthwith take all steps that may be necessary under the Bond to effect prepayment or redemption of all or part of the Bond as may be specified by the Lessee, on the earliest prepayment date specified by the Lessee on which such prepayment may be made under the Bond, provided that the Lessee may direct the redemption or the prepayment of the Bond as an entirety whether or not an Event of Default then exists hereunder. The Issuer shall not be obligated to arrange for notice of prepayment or to take any other step necessary for prepayment under the provisions of the Bond unless the Lessee provides reasonable assurance to the Issuer, the Trustee and the Bank that the funds required for the proposed prepayment will be available for that purpose on or before the date of the proposed prepayment. Such assurance shall be provided at the same time as the Lessee's notice directing prepayment of the Bond is given to the Issuer.

      Section 9.5. Prepayment of Rents. There is expressly reserved to the Lessee the right, and the Lessee is authorized and permitted, at any time it may choose, to prepay all or any part of the rents payable under Section 5.3 hereof (or to cause such rent to be prepaid as contemplated by Bond), and the Issuer agrees that the Trustee may accept such prepayments when the same are tendered by the Lessee. All rents so prepaid shall be credited to the rental payments specified in Section 5.3 hereof, in the inverse order of their due dates, and at the election of the Lessee shall be used for the prepayment of the Bond in the manner and to the extent permitted under the Bond.

      Section 9.6. References to Bond Ineffective After Bond Paid. Upon payment in full of the Bond (or provision for payment thereof having been made in accordance with the provisions of the Bond), all references in this Lease Agreement to the Bond shall be ineffective and neither the Issuer, the Trustee nor the Bank shall thereafter have any rights hereunder, except for any rights that shall have theretofore vested.

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

      Section 10.1. Events of Default Defined. The following shall be "Events of Default" under this Lease Agreement, and the term "Event of Default" shall mean, whenever used in this Lease Agreement, any one or more of the following events:

         (a) Failure by the Lessee to pay the amounts required to be paid under
Section 5.3 hereof and in Section 901 of the Indenture at the times specified therein.

         (b) Failure by the Lessee to observe and perform any covenant, condition or agreement on the Lessee's part to be observed or performed under this Lease Agreement, other than as referred to in subsection (a) of this Section, for a period of thirty (30) days after the date when written notice specifying such failure and requesting that it be remedied is given to the Lessee by the Issuer or the Trustee, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration.

         (c) The occurrence under the Bond or any of the other Financing Documents of a default, event of default or Event of Default (as such terms may be defined in any of the other Financing Documents).

         (d) The failure by the Lessee promptly to lift any execution, garnishment or attachment of such consequence as will impair the Lessee's ability to carry on the Lessee's operations at the Project Site or the entry by the Lessee into an agreement of composition with the Lessee's creditors.

         (e) If the Lessee shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of all or a substantial part of the Lessee's property, (ii) admit in writing the Lessee's inability, or be generally unable, to pay the Lessee's debts as such debts become due, (iii) make a general assignment for the benefit of the Lessee's creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against the Lessee in an involuntary case under said Federal Bankruptcy Code, or
(vii) take any action for the purpose of effecting any of the foregoing.

         (f) If a proceeding or case shall be commenced, without the application or consent of the Lessee, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debts of the Lessee, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of all or any substantial part of the assets of the Lessee, or (iii) similar relief in respect of the Lessee under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days from commencement or such proceeding or case or the date of such order, judgment or decree, or an order for relief against the Lessee shall be entered in an involuntary case under said Federal Bankruptcy Code.

         (g) If for any reason, the Lessee named herein ceases to lease the Project or to "own" the building as "own" is defined for federal tax purposes; provided, however, the Trustee may waive this provision by written notice given to Lessee.

      Section 10.2. Remedies on Default. Whenever any Event of Default referred to in Section 10. 1 hereof shall have happened and is continuing, the Issuer or the Trustee, as specified below, may, to the extent permitted by law, take any one or more of the following remedial steps:

           (a) The Issuer, with the consent of the Trustee, or the Trustee may, at its option, or upon written request of the holder of the Bond, shall declare all installments of rent payable under Section 5.3 hereof immediately due and payable, whereupon the same shall become immediately due and payable.

           (b) The Issuer, with the consent of the Trustee, or the Trustee may re-enter and take possession of the Project without terminating this Lease Agreement and without any liability to the Lessee for such entry and repossession and sublease the Project for the account of the Lessee, holding the Lessee liable for the excess, if any, of the rent and other amounts payable by the Lessee under this Lease Agreement over the rents and other amounts which are payable by such sublessee under such sublease.

           (c) The Issuer, with the consent of the Trustee, or the Trustee may terminate this Lease, exclude the Lessee from possession of the Project and use its best efforts to lease the Project to another for the account of the Lessee, holding the Lessee liable for all rent and other payments due up to the effective date of such leasing and for the excess, if any, of the rent and other amounts payable by the Lessee under this Lease had this Lease not been terminated, over the rents and other amounts which are payable by such new Lessee under such new Lease.

           (d) The Issuer, with the consent of the Trustee, or the Trustee may from time to time take whatever action at law or in equity may appear necessary or desirable to collect the rents payable by the Lessee hereunder then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Lessee under this Lease Agreement or any of the other Financing Documents.

The amounts required to be paid pursuant to subparagraph (a) above shall also include any other payments then due or to become due hereunder.

      Any amounts collected pursuant to action taken under this Section shall be paid directly to the Trustee.

      This Section shall be construed in conjunction with Section 902 of the Indenture, and any portion which may appear to be contradictory shall be construed in favor of the Issuer and the Trustee to give them the most liberal interpretation for additional remedies in case of default.

      Section 10.3. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease Agreement or any of the other Financing Documents now or hereafter existing at law or in equity by statute. No delay or omission to exercise any right or power accruing upon any failure or Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Such rights and remedies as are given the Issuer hereunder shall also extend to, and may be exercised by, the Trustee, and the Trustee shall be entitled to the benefit of all covenants and agreements herein contained.

      Section 10.4. Agreement to Pay Attorneys' Fees and Expenses. If an Event of Default occurs and the Issuer or the Trustee employs attorneys or incurs other expenses for the collection of amounts payable under Section 5.3 hereof or the enforcement of performance or observance of any obligation or agreement on the part of the Lessee herein contained, the Lessee shall pay to the Issuer or to the Trustee, as the case may be, the reasonable fees of such attorneys and such other expenses so incurred by the Issuer or the Trustee.

      Section 10.5. No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Lease Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

      Section 10.6. Waiver of Appraisement and Valuation. If an Event of Default occurs, the Lessee hereby waives, to the extent the Lessee may lawfully do so, the benefit of all appraisement, valuation, stay, extension or redemption laws now or hereafter in force and all right to appraisement and redemption to which the Lessee may be or become entitled.

                                   ARTICLE XI

                        OPTIONS AND OBLIGATIONS OF LESSEE

      Section 11.1. General Option to Purchase Project. The Lessee shall have, and is hereby granted, the option to purchase the Project at any time after the fifth anniversary date of issuance of the Bond and prior to the expiration of the Term. To exercise this option the Lessee shall give written notice to the Issuer and to the Trustee, and shall specify therein the date of closing such purchase, which date shall be not less than forty-five (45) nor more than ninety
(90) days from the date such notice is mailed, and shall make arrangements satisfactory to the Trustee for the taking of other steps required to effect the prepayment in full of the Bond. The purchase price payable by the Lessee in the event of the Lessee's exercise of the option granted in this Section shall be the sum of the following:

      (a) an amount of money which will be sufficient to pay the full unpaid principal balance on the Bond, including, without limitation, principal, premium, if any, all interest to accrue to such prepayment date and all other amounts due thereon, and any expenses incurred by the Issuer or the Trustee, plus

      (b) the sum of five thousand dollars.

      Section 11.2. Conveyance on Exercise of Option or Obligation to Purchase. At the closing of the purchase pursuant to this Article, the Issuer will upon receipt of the purchase price deliver to the Lessee the following:

      (a) If the Indenture shall not at the time have been satisfied in full, a quit claim deed, a release and a termination statement (with respect to any effective Financing Statements) from the Trustee releasing the property with respect to which the option was exercised.

      (b) Documents conveying to the Lessee legal title to the property being purchased, as such property then exists, subject to the following: (i) those liens and encumbrances (if any) to which title to said property was subject when conveyed to the Issuer; (ii) those liens and encumbrances created by the Lessee or to the creation or suffering of which the Lessee consented; (iii) those liens and encumbrances resulting from the failure of the Lessee to perform or observe any of the agreements on the Lessee's part contained in this Lease Agreement; and (iv) Permitted Encumbrances other than this Lease Agreement, the Indenture and the Lease Assignment.

      Section 11.3. Relative Position of Options and Lease Assignment. The options granted to the Lessee in this Article shall be and remain subordinate and inferior to the Lease

Assignment and the Indenture and may not be exercised if an Event of Default has occurred hereunder.

      Section 11.4. Determination of Taxability. If a "Determination of Taxability" (as defined in the Bond) occurs and as a result the Issuer is required to prepay the Bond pursuant to the Bond, the Lessee shall be required to purchase the Project not less than one business day prior to the date of any such prepayment and agrees to pay to the Trustee as the purchase price for the Project the amount necessary to effect such prepayment of the Bond pursuant to the Bond, plus the sum of one hundred dollars. Upon the occurrence of a Determination of Taxability, the Lessee shall also pay all other amounts which the Issuer is required to pay under the terms of the Bond.

      The purchase price and other amounts provided for above shall be paid directly to the Trustee.

      Section 11.5. Release of Unimproved Portion of Project Site. While the Lessee is not in default hereunder, Lessee, at its option, may request the Issuer to obtain from the Trustee the release of any of the Unimproved portion of the Project Site not needed by the Issuer or the Lessee as a part of the Project and not useful in the leasing or in the maintenance and care of the Project, and the Issuer shall, pursuant to Section 605 of the Indenture, apply to the Trustee for a release of said Unimproved property. The release shall be executed upon compliance with the requirements of Section 605 of the Indenture.

      Section 11.6. Obligation to Purchase Project. The Lessee hereby agrees to purchase, and the Issuer hereby agrees to sell, the Project for one hundred dollars at the expiration of the Term (including any extension thereof pursuant to Section 5.1 hereof) or at the prior termination of the Term, provided that the Bond shall have been paid in full. The obligation provided for in this Section shall be and remain subordinate and inferior to the Lease Assignment and the Indenture and may not be exercised if an Event of Default exists hereunder.

                                   ARTICLE XII

                                  MISCELLANEOUS

      Section 12.1. Immunity of Members, Officers and Employees of Issuer. No recourse shall be had for the enforcement of any obligation, covenant, promise or agreement of the Issuer contained in this Lease Agreement or for any claim based hereon or otherwise in respect hereof or upon any obligation, covenant, promise or agreement of the Issuer contained in the Bond against any director, member, officer, agent or employee, as such, in his individual capacity, past, present, or future, of the Issuer or of any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Lease Agreement and the Bond are solely corporate obligations of the Issuer payable only from the funds and assets of the Issuer herein and in the Bond specifically provided to be subject to such obligation and that no personal liability whatsoever shall attach to, or be incurred by, any director, member, officer, agent or employee, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under or by reason of any of the obligations, covenants, promises or agreements entered into between the Issuer and the Lessee whether contained in this Lease Agreement or in the Bond or to be implied herefrom or therefrom as being supplemental hereto or thereto, and that all personal liability of that character against every such director, member, officer, agent and employee is, by the execution of this Lease Agreement and as a condition of, and as part of the consideration for, the execution of this Lease Agreement, expressly waived and released. The immunity of directors, members, officers, agents and employees of the Issuer under the provisions contained in this Section shall survive the termination of this Lease Agreement.

      Section 12.2. Notices. All notices, certificates or other communications hereunder shall be in writing and shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, postage prepaid, addressed as follows: if to the Issuer, addressed to it at The Industrial Development Board of the City of Dothan, Alabama, P.O. Box 638, Dothan, Alabama 36302, if to the Lessee, addressed to the Lessee at P.O. Box 1252, Dothan, Alabama 36302; and if to the Bank, addressed to it at P.O. Box 6507, Dothan, Alabama 36302; if to the Trustee, as provided in the Indenture. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer, the Trustee or the Lessee to the other shall also be given to the Bank. The Issuer, the Lessee, the Trustee and the Bank may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

      Section 12.3. Binding Effect. This Lease Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Lessee and their respective successors and assigns, subject, however, to the limitations contained in Sections 9.1, 9.3 and 12.1 hereof.

      Section 12.4. Severability and Governing Law. If any provision of this Lease Agreement shall be invalid, inoperative or unenforceable as applied in any particular case in any jursidications or jurisdictions or in all jurisdictions, or because it conflicts with any other provision or provisions hereof or any constitution, statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or. of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever. In the event any provision of this Lease Agreement shall be held invalid, inoperative or unenforceable by any court of competent jurisdiction such holding shall not invalidate or render inoperative or unenforceable any other provision hereof. This Lease Agreement shall be governed exclusively by the applicable laws of the State of Alabama.

      Section 12.5. Amendments, Changes and Modifications. Subsequent to the issuance of the Bond and prior to its payment in full, this Lease Agreement and the Bond may not be effectively amended, changed, modified or altered and may not be terminated except by written instrument executed by or on behalf of the Issuer, the Lessee and the Trustee as provided in Section 1201 of the Indenture.

      Section 12.6. Execution Counterparts. This Lease Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument, and it shall not be necessary in making proof of this Lease Agreement to produce or account for more than one such counterpart.

      Section 12.7. Captions. The captions or headings in this Lease Agreement are for convenience only, in no way define, limit or describe the scope or intent of any provisions of this Lease Agreement, and do not constitute a part of this Lease Agreement.

      Section 12.8. Net Lease. This Lease Agreement shall be deemed and construed to be a "Net Lease," and the Lessee shall pay absolutely net during the Term the rent and all other payments required hereunder, free of any deductions, without abatement, deduction or set off other than those herein expressly provided.

      IN WITNESS WHEREOF, the Issuer has caused this Lease Agreement to be executed in its corporate name and caused its corporate seal to be hereunto affixed and attested by its duly authorized officer, and the Lessee has executed and sealed this Lease Agreement, all as of the date first above written.

(CORPORATE SEAL)                                THE INDUSTRIAL DEVELOPMENT
                                                BOARD OF THE CITY OF
ATTEST:                                         DOTHAN, ALABAMA



/s/  Pierce Flatt                               By: /s/ James Milton Williams
------------------------------                     ----------------------------
Secretary                                          Chairman

                                                  LESSEE:
                                                  ANSELL INCORPORATED

                                                  By: /s/ Robert J. Martin
                                                     --------------------------
ATTEST:                                              Its   President
                                                         ----------------------
By: /s/ Phillip K. Williams
   ----------------------------
Its  Secretary
    ---------------------------


STATE OF ALABAMA     )
                     : ss.
COUNTY OF HOUSTON    )

      I, Katherine Smith, a Notary Public in and for said State at Large, hereby certify that James Milton Williams and Pierce Flatt, whose names as Chairman and Secretary, respectively, of the Board of Directors of The Industrial Development Board of the City of Dothan, Alabama, a public corporation created and existing under the Constitution and laws of the State of Alabama, are signed to the foregoing Lease Agreement and who are known to me, acknowledged before me on this day that, being informed of the contents of the above and foregoing Lease Agreement, they, as such officers and with full authority, executed the same voluntarily for and as the act of said public corporation on the day the same bears date.

      Given under my hand and official seal of office, this the 30th day of April, 1985.

(SEAL)                                    /s/ Katherine S. Smith
                                        ----------------------------
                                               Notary Public

STATE OF ALABAMA     )
                     : ss.
COUNTY OF HOUSTON    )

      I, Katherine S. Smith, a Notary Public in and for said State at Large certify that Robert J. Martin and Phillip K. Williams, whose names as President and Secretary respectively, of Ansell Incorporated, a Delaware corporation, are signed to the foregoing Lease Agreement and who are known to me, acknowledged before me on this day that, being informed of the contents of the above and foregoing Lease Agreement, they, as such officers and with full authority, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal of office, this the 30th day of April, 1985.


(SEAL)                                    /s/ Katherine S. Smith
                                       -----------------------------
                                               Notary Public

                                   EXHIBIT A

                                    Parcel #1

A parcel of land in the City of Dothan, Houston County, Alabama, and being more particularly described as follows: Commencing at the intersection of the west line of the E 1/2 of the SE 1/4 of Section 2, T3N, R26E, and the north side of Murray Road and thence easterly along the north side of Murray Road 259.32 feet, thence N07 degrees 22' 48"W 827.58 feet to the POINT OF BEGINNING: and thence N07 degrees 22' 48"W 266.88 feet, thence S80 degrees 44' 30"E 200.52 feet, thence S00 degrees 03' 26"E 232.10 feet, thence S89 degrees 56' 34"W 163.77 feet to the point of beginning. Said parcel containing 1.02 acres more or less.

                                    Parcel #2

Lots One through Twenty-One, inclusive, of Dothan Chamber of Commerce Industrial Site, a map or plat of which is recorded in Plat Book 3, Page 54, in the Office of the Judge of Probate of Houston County, Alabama.